SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2001

INTERNATURAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32889	52-2265135

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Wilshire Boulevard, Suite 525
Los Angeles, California 90010

(Address of principal executive offices)

(323) 954-9808

(Registrant’s telephone number, including area code)

CHECKPOINT GENETICS PHARMACEUTICALS, INC.

(Former Name of Registrant)

Item 5. Other Events.

     (a)  Name Change and Reverse Split.

     On June 28, 2001, the Board of Directors of Checkpoint Genetics Pharmaceuticals, Inc., (“the Company”) adopted a resolution, subject to shareholder approval, (i) effective as of the opening of business on July 13, 2001, the Company name was to be changed to InterNatural Pharmaceuticals, Inc.; and, (ii) effective as of the opening of business on July 13, 2001, the Company’s Common Stock was to be reverse split on a 1-for-10 basis, the par value will remain $.0001 per share.

     The matter had been approved by a vote of the majority of the shareholders, by written consent, without the solicitation of proxies. The consent was deemed effective as of June 28, 2001.

     (b)  Financials.

     Set forth herein below is the financial statements of the Company as at March 31, 2001.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2001

PAGE (S)

ACCOUNTANTS’ REVIEW REPORT	1

CONSOLIDATED FINANCIAL STATEMENTS

Balance Sheet	2

Statement of Operations	3

Statement of Changes in Stockholders’ Equity	4

Statement of Cash Flows	5

Notes to Financial Statements	6 - 14

SUPPLEMENTARY INFORMATION

Schedule of General and Administrative Expenses	15

(JOSEFINA C. DE LA CRUZ, C.P.A. LETTERHEAD)

ACCOUNTANT’S REVIEW REPORT

To the Board of Directors
Checkpoint Genetics Pharmaceuticals, Inc. and Subsidiaries

We have reviewed the accompanying balance sheet of Checkpoint Genetics Pharmaceuticals, Inc., and Subsidiaries (Development Stage Companies), as of March 31, 2001 and the related statements of operations, changes in stockholders’ equity and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Checkpoint Genetics Pharmaceuticals, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Our review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounting principles. The information included in the accompanying schedules of general and administrative expenses is presented only for supplementary analysis purposes. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements, and we are not aware of any material modifications that should be made to it.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 13 to the financial statement, the Company has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Josefina C. de la Cruz, CPA
A Professional Corporation

June 28, 2001

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
CONSOLIDATED BALANCE SHEET
March 31, 2001

ASSETS

CURRENT ASSETS

Cash	$490,470

Accounts Receivable	312

Inventory	7,412

Prepaid Expenses	29,232

Total Current Assets	527,426

PROPERTY AND EQUIPMENT, net (Note 3)	68,270

OTHER ASSETS

Other Receivables (Note 4)	75,000

Other Assets	8,530

Total Other Assets	83,530

TOTAL ASSETS	$679,226

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES (Note 5)

Accounts Payable	$128,326

Accrued Expenses	94,352

Taxes Payable	78,990

Convertible Debentures	76,062

Interest Payable	58,465

Other Notes Payable	134,974

Total Current Liabilities	571,169

LONG TERM LIABILITIES

Due to Investors (Note 7)	224,237

Total Long Term Liabilities	224,237

TOTAL LIABILITIES	795,406

MINORITY INTEREST (Note 8)	(420,011)

STOCKHOLDERS’ EQUITY (Note 9)

Common Stock, $0.001 par value per share; 140,000,000 shares authorized; 79,198,734 shares issued and outstanding	79,198

Paid-in Capital	3,253,031

Accumulated Deficit	(3,028,398)

Total Stockholders’ Equity	303,831

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$679,226

See accompanying notes and accountants’ review report.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
Consolidated Statement of Operations
For The Three Months Ended March 31, 2001

SALES	$312

COST OF SALES	191

GROSS PROFIT	121

EXPENSES

General and administrative expenses	269,183

Development expenses	135,847

Depreciation and amortization	4,567

Total Expenses	409,597

NET OPERATING LOSS	(409,476)

OTHER INCOME (LOSS)

Interest income	7,156

Total Other Income	7,156

NET LOSS BEFORE MINORITY INTERESTS	(402,320)

MINORITY INTERESTS’ SHARE OF LOSS	(118,017)

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS	$(284,303)

NET LOSS PER COMMON SHARE

Basic	$0.0036

Diluted	$0.0036

WEIGHTED AVERAGE SHARES OUTSTANDING

Basic	79,198,734

Diluted	79,198,734

See accompanying notes and accountants’ review report.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
Consolidated Statement of Changes in Stockholders’ Equity
For The Period January 1, 2000 to March 31, 2001

	Common Stock		Additional		Total
			Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Equity

Balances, January 1, 2000	1,036,695	$10,369	$1,806,800	$(2,248,110)	$(430,941)

Issuance of 9,750,000 shares of common stock for services on January 13, 2000	9,750,000	9,750	240,250	—	250,000

Share adjustment to reflect reverse stock split 1:20 on August 15, 2000	(10,247,360)	(19,580)	19,580	—	—

Subtotal after stock split	539,335	539	2,066,630	(2,248,110)	(180,941)

Fractional shares adjustment	32	—	—	—	—

Issuance of 4,000,000 shares of common stock for $750,000 note per August 24, 2000 purchase agreement	4,000,000	4,000	746,000	—	750,000

Issuance of 30,000,000 shares of common stock in exchange for 15,000,000 shares of common stock of subsidiary on August 28, 2000	30,000,000	30,000	(15,000)	—	15,000

Issuance of 60,000 shares of common stock in exchange for services on September 25, 2000	60,000	60	—	—	60

Issuance of 5,000,000 shares of common stock in exchange for $500,000 indebtedness on November 10, 2000	5,000,000	5,000	495,000	—	500,000

Net Loss for year ended December 31, 2000	—	—	—	(495,985)	(495,985)

Balances, December 31, 2000	39,599,367	39,599	3,292,630	(2,744,095)	588,134

Issuance of 39,599,367 shares of common stock to reflect a 100% stock dividend on March 13, 2001	39,599,367	39,599	(39,599)	—	—

Net Loss for three months ended March 31, 2001	—	—	—	(284,303)	(284,303)

Balances, March 31, 2001	79,198,734	$79,198	$3,253,031	$(3,028,398)	$303,831

See accompanying notes and accountants’ review report.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
Consolidated Statement of Cash Flows
For The Three Months Ended March 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(284,303)

Adjustments to reconcile net loss to net cash used in operating activities

Depreciation and amortization	4,567

Minority interest in net loss of subsidiary	(118,017)

Decrease (increase) in:

Accounts receivable	(312)

Finished Goods	(7,412)

Prepaid expenses	(15,231)

Increase (decrease) in:

Accounts payable	30,979

Accrued expenses	2,385

Taxes payable	11,401

NET CASH USED BY OPERATING ACTIVITIES	(375,943)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of property and equipment	(18,316)

NET CASH USED BY INVESTING ACTIVITIES	(18,316)

CASH FLOWS FROM FINANCING ACTIVITIES

Loans to affiliates	(75,000)

Increase in notes payable	224,237

Proceeds of notes receivable	193,243

Payment of long-term debt	(119,731)

NET CASH PROVIDED BY FINANCING ACTIVITIES	222,749

NET DECREASE IN CASH	(171,510)

CASH AT BEGINNING OF PERIOD	661,980

CASH AT END OF PERIOD	$490,470

See accompanying notes and accountants’ review report.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2001

NOTE 1 — ORGANIZATION AND BASIS OF CONSOLIDATED FINANCIAL STATEMENTS

     The accompanying consolidated statements include the accounts of Checkpoint Genetics Pharmaceuticals, Inc. (the Company), and its Subsidiaries, Checkpoint Genetics Group, Inc. (CGGI), and Checkpoint Genetics, Inc. (CGI). All significant intercompany transactions have been eliminated in consolidation.

     The Company was organized on August 9, 1989 as Labco Pharmaceuticals Corporation under the laws of the state of Delaware. Pursuant to a Stock Exchange Agreement dated April 22, 1996, Labco Pharmaceuticals Corp. shareholders exchanged all of their outstanding shares of stock for 230,000 post split shares of stock of Parkside Industries, Inc., a publicly held Nevada Corporation. Parkside Industries, Inc. changed its name to Labco Pharmaceuticals Corp.

     Effective August 23, 2000, a certificate of amendment of its articles of incorporation was filed to change the Company name from Labco Pharmaceuticals Corporation to Checkpoint Genetics Pharmaceuticals, Inc. (CGPI). Effective August 28, 2000, CGPI issued 30,000,000 shares of common stock to the shareholders of Checkpoint Genetics Group, Inc. (CGGI), a Nevada Corporation, in exchange for their 100% interests in CGGI consisting of 15,000,000 common shares. The consolidated financial statements incorporate the results of operations and assets and liabilities of CGPI and its Subsidiaries. CGGI is a wholly owned subsidiary of CGPI.

     CGI, a Pennsylvania corporation, was organized on October 10, 1995. On July 17, 2000, CGGI signed a stock investment agreement with CGI and acquired approximately 58% of the CGI’s issued and outstanding shares. CGI is a development stage company and is engaged in the development of new drugs, primarily antioxidant prescription pharmaceuticals and nutritional supplements. The Company technology is based upon a pending U.S. and worldwide patent portfolio filed on February 9, 1999.

     The Company and its Subsidiaries are development stage companies as defined in Statement of Financial Accounting Standards No. 7, “Accounting for Development Stage Enterprises”. Development stage activities include, but are not limited to efforts in raising capital, recruiting and establishing co-marketing relationship with pharmaceutical companies and developing markets.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2001

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidation Policy

     The consolidated financial statements include the accounts of the Company and all of its wholly owned and majority-owned subsidiaries. All significant inter-company accounts and transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are accounted for using the equity method when the Company owns at least 20% but no more than 50% of such affiliates. Under the equity method, the Company records its proportionate shares of profits and losses based on its percentage interest in earnings of companies 50% or less.

Method of Accounting

     The Company and Subsidiaries prepare financial statements on the accrual method of accounting, recognizing income when earned and expenses when incurred.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting periods. Management makes these estimated using the best information available at the time the estimates are made; however actual results could differ materially from these estimates.

Cash and Cash Equivalents

     For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Inventory

     Inventories are stated at the lower of cost or market value. Cost is determined by the first in, first out method and market represents the lower of replacement cost or estimated net realizable value. Physical inventories are conducted once a year and perpetual records are adjusted accordingly.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2001

Income taxes

     Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statement of operations in the period that includes that enactment date.

Earnings per share

     Basic earnings per share amounts are calculated using the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share assumes the conversion, exercise or issuance of all potential common stock instruments such as options, warrants, and convertible securities, unless the effect is to reduce a loss or increase earnings per share.

Reporting on Costs of Start-Up Activities

     Statement of Position 98-5 (SOP 98-5), “Reporting on the Costs of Start-Up Activities” provides guidance on the financial reporting of start-up costs to be expended as incurred. With the adoption of SOP 98-5, there has been little or no effect on the company’s financial statements.

Pension and other post retirement benefits

     The Company adopted Statement of Financial Accounting Standards No. 132 (SFAS 132), “Employers’ Disclosures about Pensions and Other Post Retirement Benefits” on January 1, 1998. SFAS 132 requires comparative information for earlier years to be restated. The Company’s results of operations and financial position were not affected by implementation of SFAS 132.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2001

Derivative Instruments and Hedging Activities

     Statement of Financial Accounting Standards Board No. 133, “Accounting for Derivative Instruments and Hedging Activities” (SFAS 133), is effective for financial statements for all fiscal quarters of all fiscal years beginning after June 15, 2000. SFAS No. 133 standardizes the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, by requiring that an entity recognize those items as assets or liabilities in the statement of financial position and measure them at fair value. SFAS 133 also addresses the accounting for certain hedging activities. The Company currently does not have any derivative instrument nor is it engaged in hedging activities. Thus, the company does not believe implementation of SFAS 133 will have a material impact on its financial statement presentation or disclosures.

NOTE 3 — PROPERTY AND EQUIPMENT, NET

     Property and equipment consists of the following at March 31, 2001:

	CGI	CGPI	TOTAL

Equipment	$41,821	$10,180	$52,001

Furniture and fixtures	18,008	9,881	27,889

Total property and equipment	59,829	20,061	79,890

Accumulated depreciation	(10,547)	(1,073)	(11,620)

Property and equipment, net	$49,282	$18,988	$68,270

     Depreciation and amortization expense for the three months ended March 31, 2001 amounted to $4,343 and $224, respectively.

NOTE 4 — OTHER RECEIVABLES

     Other receivables consist of advances to affiliates amounting to $75,000.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2001

NOTE 5 — CURRENT LIABILITIES

     The breakdown of various liabilities attributed to the parent company, CGPI and its subsidiaries are as follows:

	CGPI	CGGI	CGI	Total

Accounts payable	$78,887	$1,890	$47,549	$128,326

Accrued expenses	91,242	—	3,110	94,352

Taxes payable	67,879	—	11,111	78,990

Notes payable	134,974	—	—	134,974

Accrued interest payable	58,465	—	—	58,465

Convertible debentures	76,062	—	—	76,062

Total	$507,509	$1,890	$61,770	$571,169

     The liabilities of CGPI (formerly LABCO) include liabilities of LABCO that have been long outstanding since 1993. Liabilities attributed to LABCO that are included in the above are:

(a) Accounts Payable

     The Company’s $78,887 accounts payable as of March 31, 2001 have been outstanding since June 30, 1999. No creditors have asserted and pursued collection.

(b) Accrued Expenses

     Accrued expenses of $50,242 as of March 31, 2001 are liabilities for unpaid salaries amounting to $11,916 and consulting fees amounting to $38,326 which remain unpaid since June 30, 1999. The Company has not received any demand for payment of such liabilities.

(c) Income and payroll taxes payable

     The Company did not timely pay payroll taxes for quarter periods in 1991, 1994, 1995, and 1997. Payroll taxes payable and associated penalties as of March 31, 2001 amount to $55,192. Notices for succeeding years have not been received. Estimated accrued California Franchise Tax amount to $5,601. As of report date, management is in the process of verifying actual prior years’ tax liabilities and filings of tax returns.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2001

(d) Convertible debentures and interest payable

     The Company has borrowed money from nine individuals that are referred to as convertible debentures. These debentures were issued between September 2, 1992 and February 23, 1993. The debentures carry an annual interest rate of 10% and may be converted to shares of the Company’s common stock at $325 per share (post split retroactively restated). The investor has the option to redeem his investment and the accrued interest thereon upon sixty days written notice after December 31, 1993. As of report date, total convertible debentures amount to $76,062 and no conversions to equity have been processed. Total accrued interest related to debenture bonds amount to $58,465, at March 31, 2001.

(e) Notes payable

     The Company has demand notes in the aggregate of $134,974 from four individuals that are currently due. None of the notes carry any interest. These notes have been outstanding since 1996 and no creditors have asserted and pursued collection.

NOTE 6 — CONCENTRATION OF RISKS

     Financial instruments that potentially subject the Company to risk consists of cash and cash equivalent accounts in financial institutions which from time to time exceed the $100,000 federally insured limit. Its Subsidiary, CGI has cash and cash equivalent amounting to approximately $328,400 that exceeded the federally insured limit. The Company believes it is not exposed to any significant risk as deposits are maintained with reputable and stable financial institutions.

NOTE 7 — DUE TO INVESTORS

     Investors owning over 5% equity of CGPI have advanced funds to the Company for its development operations. Notes payable, related to these advances amount to $224,237 at March 31, 2001. The notes are payable on demand and non-interest bearing.

NOTE 8 — MINORITY INTEREST

     CGPI owns 58% of its subsidiary, CGI. Minority interest in CGI is 42% consisting of 2,700,000 class B, common shares at par value of $.0001. Minority interest at March 31, 2001 consists of:

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2001

Common stock	$270

Paid-in capital	50,000

Accumulated deficit	(470,281)

$(420,011)

     The accumulated deficit of $470,281 includes $246,703 carryover of deficit when CGI was an S-corporation and prior to its acquisition by the Company.

NOTE 9 — STOCKHOLDERS’ EQUITY

     The Company has 140,000,000 authorized shares of common stock at $0.001 par value. As of January 1, 2000 there were 1,036,695 shares of common stock issued and outstanding. Subsequent changes to the capital structure is as follows:

(a)	On January 13, 2000, 9,750,000 shares of common stock were issued for services of $250,000.

(b)	A reverse stock split of 1 for 10 was effected and the shares were retroactively stated on August 15, 2000 including fractional adjustment of 32 shares. There were 539,367 shares of common stock after the stock split.

(c)	Pursuant to stock purchase agreement on August 24, 2000, 4,000,000 shares were issued to Ridgeway Commercial Ventures in exchange for notes receivable of $750,000.

(d)	On August 28, 2000, pursuant to a stock exchange agreement, CGPI exchanged 30,000,000 shares of its common stock for 15,000,000 shares held by the shareholders of Checkpoint Genetics Group, Inc. (CGGI), representing 100% of the issued and outstanding common stock of CGGI.

(e)	On September 25, 2000, the Company issued 60,000 shares of its common stock for legal services amounting to $60.

(f)	On November 10, 2000, the Company entered into a stock purchase agreement with Ridgeway Commercial Ventures, Limited (Ridgeway), a foreign corporation, whereby 5,000,000 shares of the Company’s common stock were issued in exchange for cancellation of indebtedness amounting to $0.10 per share, or $500,000.

(g)	Pursuant to a Board resolution dated February 20, 2001, all stockholders of record at March 5, 2001 were granted one (1) additional share for each one (1) share held. As a result of the stock dividend, total issued and outstanding shares at March 31, 2001 is 79,198,734 common shares.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2001

     The total issued and outstanding common shares consist of 8,056,558 free trading shares and 71,142,176 restricted shares.

NOTE 10 — LEASE COMMITMENTS

     The Company and its Subsidiaries lease their facilities under a month-to-month lease and operating leases that expire September 30, 2003. Rent expense for the year ended March 31, 2001 amounted to $12,398. Future minimum lease commitments under the operating leases for each of the next three years are as follows:

Year	CGI	CGPI	Total

2001	$39,941	$18,202	$58,143

2002	41,055	18,202	59,257

2003	31,671	13,651	45,322

NOTE 11 — INCOME TAXES

     The Company has adopted Statement of Financial Accounting Standards No. 109 (SFAS 109), “Accounting for Income Taxes”. The Company currently has no issues that create timing differences that would mandate deferred tax expense. Net operating losses would create possible tax assets in future years.

     The Company has incurred losses that can be carried forward to offset future earnings if conditions of the Internal Revenue Codes are met. From inception of the Company thru March 31, 2001, accumulated net operating loss is approximately $3,251,666. Due to the uncertainty as to the utilization of net operating loss carry forwards, a valuation allowance has been made to the extent of any tax benefit that net operating losses may generate, as follows:

Current tax asset value of net operating loss carry forwards at current prevailing Federal Tax rate	$487,750

Valuation allowance	(487,750)

Net tax asset	$—

Current income tax expense	$—

Deferred income tax benefit	$—

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2001

NOTE 12 — SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

     There were no payments for interest and income taxes for the three months then ended.

NOTE 13 — GOING CONCERN

     The financial statements of the Company and its Subsidiaries are prepared using generally accepted accounting principles applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company and its Subsidiaries do not have established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. Current sources of funds for operating costs of the Company and its Subsidiaries are periodic funding of and advances from its investors. Funding from investors, however, have been set for a specified period, and after such period expires, the Company’s only source of fund if it continues to have no source of revenues, would be advances from its investors.

CHECKPOINT GENETICS PHARMACEUTICALS, INC. AND SUBSIDIARIES
(Development Stage Companies)
SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
For The Three Months Ended March 31, 2001

Salaries & wages	$132,750

Marketing expenses	28,096

Professional fees	24,034

Travel & promotions	17,320

Office expenses	13,972

Payroll taxes	12,414

Rent	12,398

Transfer Fees	7,840

Auto expenses	6,152

Employee benefit program	4,298

Telephone	3,044

Facility start-up	1,706

Recruiting expenses	1,232

Conferences & training	1,095

Postage & delivery	1,071

Dues & subscription	922

Insurance	641

Patent expenses	198

$269,183

See accountants’ review report.

Item 6. Exhibits and Reports on Form 8-K

     The following exhibits are filed with this report:

1.	Certificate of Amendment of Articles of Incorporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATURAL PHARMACEUTICALS, INC.
(Registrant)

DATED: August 1, 2001	/s/ Lucille Abad

Lucille Abad
President